Exhibit 10.1

Page 1 of 17
Meged Funding Group
1 Princeton Ave, Brick, NJ 08724
888-966-3433
info@megedfunding.com
STANDARD MERCHANT CASH ADVANCE AGREEMENT
This is an Agreement dated 11/08/2023 by and between Meged Funding Group (“MFG”), inclusive of its successors and assigns, and each merchant listed below (“Merchant”).

Merchant’s Legal Name:	Alpine 4 Holdings, Inc.

D/B/A:	Alpine 4			Fed ID #:

Type of Entity:	Corporation

Business Address:	2525 E ARIZONA BILTMORE CIR STE	City:	Phoenix	State:	AZ	Zip:	85016
237

Contact Address:		City:		State:		Zip:

Email Address:			Phone Number:

Purchase Price This is the amount being paid to Merchant(s) for the Receivables Purchased Amount (defined below). This amount may be paid in installments if there is an Addendum stating that it will be paid in installments.	$1,050,000.00

Receivables Purchased Amount This is the amount of Receivables (defined in Section 1 below) being sold. This amount may be sold in installments if there is an Addendum stating that it will be sold in installments.	$1,480,500.00

Specified Percentage This is the percentage of Receivables (defined below) to be delivered until the Receivables Purchased Amount is paid in full.	25%

Net Funds Provided This is the net amount being paid to or on behalf of Merchant(s) after deduction of applicable fees listed in Section 2 below. This amount may be paid in installments if there is an Addendum stating that it will be paid in installments.	$1,000,000.00

Net Amount to Be Received Directly by Merchant(s)
This is the net amount being received directly by Merchant(s) after deduction of applicable fees listed in Section 2 below and the payment of any part of the Purchase Price elsewhere pursuant to any Addendum to this Agreement. This amount may be paid in installments if there is an Addendum stating that it will be paid in installments. If any deduction is being made from the Purchase Price to pay off another obligation by Merchant(s), then the Net Amount to be Received Directly by Merchant(s) is subject to change based on any change in the amount of the other obligation(s) to be paid off.
$1,000,000.00
Initial Estimated Payment
This is the initial amount of periodic payments collected from Merchant(s) as an approximation of no more than the Specified Percentage of the Receivables and is subject to reconciliation as set forth in Section 4 below.
$56,942.30 per week

TERMS AND CONDITIONS
I have read and agree to the terms and conditions set forth above:

/s/ Christopher Meinerz

Name and Title: CHRISTOPHER JOHN MEINERZ, CFO Date: 11/08/2023

1. Sale of Future Receipts. Merchant(s) hereby sell, assign, and transfer to MFG (making MFG the absolute owner subject to the first priority security interest in the Merchants’ Receivables previously granted to Cedar Advance) in consideration of the funds provided (“Purchase Price”) specified above, all of each future accounts, contract rights, and other obligations arising from or relating to the payment of monies from each customers and/or other third party payors (the “Receivables”, defined as all payments made by cash, check, credit or debit card, electronic transfer, or other form of monetary payment in the ordinary course of each business) of each sale of goods or services until the amount specified above (the “Receivables Purchased Amount”) has been delivered by Merchant(s) to MFG. Each Merchant hereby acknowledges that until the Receivables Purchased Amount has been received in full by MFG, each Receivables, up to the balance of the Receivables Purchased Amount subject to the first priority security interest in the Merchants’ Receivables previously granted to Cedar Advance are the property of MFG and not the property of any Merchant. Each Merchant agrees that it is a fiduciary for MFG and that each Merchant will hold Receivables in trust for MFG in its capacity as a fiduciary for MFG. The Receivables Purchased Amount shall be paid to MFG by each Merchant irrevocably authorizing only one depositing account acceptable to MFG (the “account”) to remit the percentage specified above (the “Specified Percentage”) of each Merchant’s settlement amounts due from each transaction, until such time as MFG receives payment in full of the Receivables Purchased Amount. Each Merchant hereby authorizes MFG to ACH debit the specified remittances and any applicable fees listed in Section 2 from the Account on a daily basis as of the next business day after the date of this Agreement and will provide MFG with all required access codes and monthly bank statements. Each Merchant understands that it will be held responsible for any fees resulting from a rejected ACH attempt or an Event of Default (see Section 2). MFG is not responsible for any overdrafts or rejected transactions that may result from ACH debiting the Specified Percentage amounts under the terms of this Agreement. Each Merchant acknowledges and agrees that until the amount of the Receivables collected by MFG exceeds the amount of the Purchase Price, MFG will be permitted not treat any amount collected under this Agreement as profit for taxation and accounting purposes
2. Additional Fees. In addition to the Receivables Purchased Amount, each Merchant will be held responsible to MFG for the following fees, where applicable:
A. $50,000.00 - to cover underwriting, the ACH debit program, and expenses related to the procurement and initiation of the transactions encompassed by this Agreement. This will be deducted from payment of the Purchase Price.
B. Wire Fee ‐ Merchant(s) shall receive funding electronically to the Account and will be charged $50.00 for a Fed Wire or $0.00 for a bank ACH. This will be deducted from payment of the Purchase Price.
C. NSF/Rejected ACH Fee - $50.00 for each time an ACH debit to the Account by MFG is returned or otherwise rejected. No Merchant will be held responsible for such a fee if any Merchant gives MFG notice no more than one business day in advance that the Account will have insufficient funds to be debited by MFG and no Merchant is otherwise in default of the terms of the Agreement. Each such fee may be deducted from any payment collected by MFG or may be collected in addition to any other payment collected by MFG under this Agreement.
D. Default Fee ‐ $2,500.00 ‐ if an Event of Default has taken place under Section 30.
E. UCC Fee ‐ $195.00 – to cover MFG filing a UCC-1 financing statement to secure its interest in the Receivables Purchased Amount. A $195.00 UCC termination fee will be charged if a UCC filing is terminated.
F. - compliance with applicable disclosure requirements. This will be deducted from payment of the Purchase Price.
G. Court costs, arbitration fees, collection agency fees, attorney fees, expert fees, and any other expenses incurred in litigation, arbitration, or the enforcement of any of MFG’s legal or contractual rights against each Merchant and/or each Guarantor, if required, as explained in other Sections of this Agreement.
3. Estimated Payments. Instead of debiting the Specified Percentage of Merchant’s Receivables, MFG may instead debit an “Estimated Payment” from the Account every week. The Estimated Payment is intended to be an approximation of no more than the Specified Percentage. The initial amount of the Estimated Payment is $56,942.30, subject to reconciliation as set forth in Section 4. Notwithstanding any provision herein to the contrary, MFG is permitted to debit the Account to make up for a previous Estimated Payment that was not debited because MFG was closed that day, to make up for any previous Estimated Payment that was not collected because the debit did not clear for any reason, to collect any amount due resulting from a reconciliation as set forth in Section 4, to collect any of the fees listed in Section 2, or to collect any amount due as a result of an Event of Default defined in Section 30.
4. Reconciliations. Any Merchant may contact MFG’s Reconciliation Department to request that MFG conduct a reconciliation in order to ensure that the amount that MFG has collected equals the Specified

I have read and agree to the terms and conditions set forth above:

/s/ Christopher Meinerz

Name and Title: CHRISTOPHER JOHN MEINERZ, CFO Date: 11/08/2023

Percentage of Merchant(s)’s Receivables under this Agreement. A request for a reconciliation by any Merchant must be made by giving written notice of the request to MFG or by sending an e-mail to info@megedfunding.com stating that a reconciliation is being requested. In order to effectuate the reconciliation, any Merchant must produce with its request any and all statements covering the period from the date of this Agreement through the date of the request for a reconciliation and, if available, the login and password for the Account. MFG will complete each reconciliation requested by any Merchant within two business days after receipt of proper notice of a request for one accompanied by the information and documents required for it. MFG may also conduct a reconciliation on its own at any time by reviewing Merchant(s)’s Receivables covering the period from the date of this Agreement until the date of initiation of the reconciliation, each such reconciliation will be completed within two business days after its initiation, and MFG will give each Merchant written notice of the determination made based on the reconciliation within one business day after its completion. If a reconciliation determines that MFG collected more than it was entitled to, then MFG will credit to the Account all amounts to which MFG was not entitled and, if there is an Estimated Payment, decrease the amount of the Estimated Payment so that it is consistent with the Specified Percentage of Merchant(s)’s Receivables from the date of the Agreement through the date of the reconciliation. If a reconciliation determines that MFG collected less than it was entitled to, then MFG will debit from the Account all additional amounts to which MFG was entitled and, if there is an Estimated Payment, increase the amount of the Estimated Payment so that it is consistent with the Specified Percentage of Merchant(s)’s Receivables from the date of the Agreement through the date of the reconciliation. Nothing herein limits the amount of times that a reconciliation may be requested or conducted.
5.    Merchant Deposit Agreement. Merchant(s) shall appoint a bank acceptable to MFG, to obtain electronic fund transfer services and/or “ACH” payments. Merchant(s) shall provide MFG and/or its authorized agent with all of the information, authorizations, and passwords necessary to verify each Merchant’s Receivables. Merchant(s) shall authorize MFG and/or its agent(s) to deduct the amounts owed to MFG for the Receivables as specified herein from settlement amounts which would otherwise be due to each Merchant and to pay such amounts to MFG by permitting MFG to withdraw the Specified Percentage by ACH debiting of the account. The authorization shall be irrevocable as to each Merchant absent MFG’s written consent until the Receivables Purchased Amount has been paid in full or the Merchant becomes bankrupt or goes out of business without any prior default under this Agreement.
6.    Term of Agreement. The term of this Agreement is indefinite and shall continue until MFG receives the full Receivables Purchased Amount, or earlier if terminated pursuant to any provision of this Agreement. The provisions of Sections 1, 2, 3, 4, 5, 6, 7, 9, 10, 12, 13, 14, 15, 16, 17, 18, 22, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44, 45, 46, 47, 48, 49, 50, 51, and 52 shall survive any termination of this Agreement.
7.    Ordinary Course of Business. Each Merchant acknowledges that it is entering into this Agreement in the ordinary course of its business and that the payments to be made from each Merchant to MFG under this Agreement are being made in the ordinary course of each Merchant’s business.
8.    Financial Condition. Each Merchant and each Guarantor (Guarantor being defined as each signatory to the Guarantee of this Agreement) authorizes MFG and its agent(s) to investigate each Merchant’s financial responsibility and history, and will provide to MFG any bank or financial statements, tax returns, and other documents and records, as MFG deems necessary prior to or at any time after execution of this Agreement. A photocopy of this authorization will be deemed as acceptable for release of financial information. MFG is authorized to update such information and financial profiles from time to time as it deems appropriate.
9.    Monitoring, Recording, and Electronic Communications. MFG may choose to monitor and/or record telephone calls with any Merchant and its owners, employees, and agents. By signing this Agreement, each Merchant agrees that any call between MFG and any Merchant or its representatives may be monitored and/or recorded. Each Merchant and each Guarantor grants access for MFG to enter any Merchant’s premises and to observe any Merchant’s premises without any prior notice to any Merchant at any time after execution of this Agreement.
MFG may use automated telephone dialing, text messaging systems, and e-mail to provide messages to Merchant(s), Owner(s) (Owner being defined as each person who signs this Agreement on behalf of a

I have read and agree to the terms and conditions set forth above:

/s/ Christopher Meinerz

Name and Title: CHRISTOPHER JOHN MEINERZ, CFO Date: 11/08/2023

Merchant), and Guarantor(s) about Merchant(s)’s account. Telephone messages may be played by a machine automatically when the telephone is answered, whether answered by an Owner, a Guarantor, or someone else. These messages may also be recorded by the recipient’s answering machine or voice mail. Each Merchant, each Owner, and each Guarantor gives MFG permission to call or send a text message to any telephone number given to MFG in connection with this Agreement and to play pre-recorded messages and/or send text messages with information about this Agreement and/or any Merchant’s account over the phone. Each Merchant, each Owner, and each Guarantor also gives MFG permission to communicate such information to them by e-mail. Each Merchant, each Owner, and each Guarantor agree that MFG will not be liable to any of them for any such calls or electronic communications, even if information is communicated to an unintended recipient. Each Merchant, each Owner, and each Guarantor acknowledge that when they receive such calls or electronic communications, they may incur a charge from the company that provides them with telecommunications, wireless, and/or Internet services, and that MFG has no liability for any such charges.
10.    Accuracy of Information Furnished by Merchant and Investigation Thereof. To the extent set forth herein, each of the parties is obligated upon his, her, or its execution of the Agreement to all terms of the Agreement. Each Merchant and each Owner signing this Agreement represent that he or she is authorized to sign this Agreement for each Merchant, legally binding said Merchant to its obligations under this Agreement and that the information provided herein and in all of MFG’s documents, forms, and recorded interview(s) is true, accurate, and complete in all respects. MFG may produce a monthly statement reflecting the delivery of the Specified Percentage of Receivables from Merchant(s) to MFG. An investigative report may be made in connection with the Agreement. Each Merchant and each Owner signing this Agreement authorize MFG, its agents and representatives, and any credit-reporting agency engaged by MFG, to (i) investigate any references given or any other statements obtained from or about each Merchant or any of its Owners for the purpose of this Agreement, and (ii) pull credit report at any time now or for so long as any Merchant and/or Owners(s) continue to have any obligation to MFG under this Agreement or for MFG’s ability to determine any Merchant’s eligibility to enter into any future agreement with MFG. Any misrepresentation made by any Merchant or Owner in connection with this Agreement may constitute a separate claim for fraud or intentional misrepresentation.
Authorization for soft pulls: Each Merchant and each Owner understands that by signing this Agreement, they are providing ‘written instructions’ to MFG under the Fair Credit Reporting Act, authorizing MFG to obtain information from their personal credit profile or other information from Experian, TransUnion, and Equifax. Each Merchant and each Guarantor authorizes MFG to obtain such information solely to conduct a pre-qualification for credit.
Authorization for hard pulls: Each Merchant and each Owner understands that by signing this Agreement, they are providing ‘written instructions’ to MFG under the Fair Credit Reporting Act, authorizing MFG to obtain information from their personal credit profile or other information from Experian, TransUnion, and Equifax. Each Merchant and each Guarantor authorizes MFG to obtain such information in accordance with a merchant cash advance application.
11.    Transactional History. Each Merchant authorizes its bank to provide MFG with its banking and/or credit card processing history.
12.    Indemnification. Each Merchant and each Guarantor jointly and severally indemnify and hold harmless each Merchant’s credit card and check processors (collectively, “Processor”) and Processor’s officers, directors, and shareholders against all losses, damages, claims, liabilities, and expenses (including reasonable attorney and expert fees) incurred by Processor resulting from (a) claims asserted by MFG for monies owed to MFG from any Merchant and (b) actions taken by any Processor in reliance upon information or instructions provided by MFG.
13.    No Liability. In no event will MFG be liable for any claims asserted by any Merchant under any legal theory for lost profits, lost revenues, lost business opportunities, exemplary, punitive, special, incidental, indirect, or consequential damages, each of which is waived by each Merchant and each Guarantor.
14.    Sale of Receivables. Each Merchant and MFG agree that the Purchase Price under this Agreement is in exchange for the Receivables Purchased Amount and that such Purchase Price is not intended to be, nor shall it be construed as a loan from MFG to any Merchant. MFG is entering into this Agreement knowing the risks that each Merchant’s business may decline or fail, resulting in MFG not receiving the

I have read and agree to the terms and conditions set forth above:

/s/ Christopher Meinerz

Name and Title: CHRISTOPHER JOHN MEINERZ, CFO Date: 11/08/2023

Receivables Purchased Amount. Any Merchant going bankrupt, going out of business, or experiencing a slowdown in business or a delay in collecting Receivables will not on its own without anything more be considered a breach of this Agreement. Each Merchant agrees that the Purchase Price in exchange for the Receivables pursuant to this Agreement equals the fair market value of such Receivables. MFG has purchased and shall own all the Receivables described in this Agreement up to the full Receivables Purchased Amount as the Receivables are created. Payments made to MFG in respect to the full amount of the Receivables shall be conditioned upon each Merchant’s sale of products and services and the payment therefor by each Merchant’s customers in the manner provided in this Agreement. Each Merchant and each Guarantor acknowledges that MFG does not purchase, sell, or offer to purchase or sell securities and that this Agreement is not a security, an offer to sell any security, or a solicitation of an offer to buy any security. Although certain jurisdictions require the disclosure of an Annual Percentage Rate or APR in connection with this Agreement, those disclosures do not change the fact that the transaction encompassed by this Agreement is not a loan and does not have an interest rate. If a court or arbitrator determines that MFG has charged or received interest under this Agreement in excess of the highest rate permitted by applicable law, then the rate in effect under this Agreement will automatically be reduced to the maximum rate permitted by applicable law and MFG will promptly refund to Merchant(s) any amount received by MFG that would otherwise be considered interest in excess of the maximum lawful rate, with it being intended that Merchant(s) not pay or contract to pay and that MFG not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by Merchant(s) or received by MFG under applicable law.
15.    Power of Attorney. Each Merchant irrevocably appoints MFG as its agent and attorney-in-fact with full authority to take any action or execute any instrument or document to settle all obligations due to MFG for the benefit of each Merchant and only in order to prevent the occurrence of an Event of Default (as described in Section 30). If an Event of Default takes place under Section 30, then each Merchant irrevocably appoints MFG as its agent and attorney-in-fact with full authority to take any action or execute any instrument or document to settle all obligations due to MFG from each Merchant, including without limitation (i) to collect monies due or to become due under or in respect of any of the Collateral (which is defined in Section 29); (ii) to receive, endorse and collect any checks, notes, drafts, instruments, documents, or chattel paper in connection with clause (i) above; (iii) to sign each Merchant’s name on any invoice, bill of lading, or assignment directing customers or account debtors to make payment directly to MFG; and (iv) to file any claims or take any action or institute any proceeding which MFG may deem necessary for the collection of any of the unpaid Receivables Purchased Amount from the Collateral, or otherwise to enforce its rights with respect to payment of the Receivables Purchased Amount.
16.    Protections Against Default. The following Protections 1 through 6 may be invoked by MFG, immediately and without notice to any Merchant if any Event of Default listed in Section 30 has occurred.
Protection 1: The full uncollected Receivables Purchased Amount plus all fees due under this Agreement may become due and payable in full immediately.
Protection 2. MFG may enforce the provisions of the Guarantee against Guarantor.
Protection 3. MFG may enforce its security interest in the Collateral identified in Section 29.
Protection 4. MFG may proceed to protect and enforce its rights and remedies by litigation or arbitration.
Protection 5. MFG may debit any Merchant’s depository accounts wherever situated by means of ACH debit or electronic or facsimile signature on a computer-generated check drawn on any Merchant’s bank account or otherwise, in an amount consistent with the terms of this Agreement.
Protection 6. MFG will have the right, without waiving any of its rights and remedies and without notice to any Merchant and/or Guarantor, to notify each Merchant’s credit card and/or check processor and account debtor(s) of the sale of Receivables hereunder and to direct such credit card processor and account debtor(s) to make payment to MFG of all or any portion of the amounts received by such credit card processor and account debtor(s) on behalf of each Merchant. Each Merchant hereby grants to MFG an irrevocable power-of-attorney, which power-of-attorney will be coupled with an interest, and hereby appoints MFG and its representatives as each Merchant’s attorney-in-fact to take any and all action necessary to direct such new or additional credit card and/or check processor and account debtor(s) to make payment to MFG as contemplated by this Section.

I have read and agree to the terms and conditions set forth above:

/s/ Christopher Meinerz

Name and Title: CHRISTOPHER JOHN MEINERZ, CFO Date: 11/08/2023

17.    Protection of Information. Each Merchant and each person signing this Agreement on behalf of each Merchant and/or as Owner, in respect of himself or herself personally, authorizes MFG to disclose information concerning each Merchant, Owner and/or Guarantor’s credit standing and business conduct to agents, affiliates, subsidiaries, and credit reporting bureaus. Each Merchant, Guarantor, and Owner hereby waives to the maximum extent permitted by law any claim for damages against MFG or any of its affiliates relating to any (i) investigation undertaken by or on behalf of MFG as permitted by this Agreement or (ii) disclosure of information as permitted by this Agreement.
18.    Confidentiality. Each Merchant understands and agrees that the terms and conditions of the products and services offered by MFG, including this Agreement and any other MFG documents (collectively, “Confidential Information”) are proprietary and confidential information of MFG. Accordingly, unless disclosure is required by law or court order, Merchant(s) shall not disclose Confidential Information of MFG to any person other than an attorney, accountant, financial advisor, or employee of any Merchant who needs to know such information for the purpose of advising any Merchant (“Advisor”), provided such Advisor uses such information solely for the purpose of advising any Merchant and first agrees in writing to be bound by the terms of this Section 18.
19.    D/B/As. Each Merchant hereby acknowledges and agrees that MFG may be using “doing business as” or “d/b/a” names in connection with various matters relating to the transaction between MFG and each Merchant, including the filing of UCC-1 financing statements and other notices or filings.
20.    Financial Condition and Financial Information. Each Merchant represents, warrants, and covenants that its bank and financial statements, copies of which have been furnished to MFG, and future statements which will be furnished hereafter at the request of MFG, fairly represent the financial condition of each Merchant at such dates, and that since those dates there have been no material adverse changes, financial or otherwise, in such condition, operation, or ownership of any Merchant. Each Merchant has a continuing affirmative obligation to advise MFG of any material adverse change in its financial condition, operation, or ownership that may have an effect on any Merchant’s ability to generate Receivables or perform its obligations under this Agreement.
21.    Governmental Approvals. Each Merchant represents, warrants, and covenants that it is in compliance and shall comply with all laws and has valid permits, authorizations, and licenses to own, operate, and lease its properties and to conduct the business in which it is presently engaged.
22.    Authorization. Each Merchant represents, warrants, and covenants that it and each person signing this Agreement on behalf of each Merchant has full power and authority to incur and perform the obligations under this Agreement, all of which have been duly authorized.
23.    Electronic Check Processing Agreement. Each Merchant represents, warrants, and covenants that it will not, without MFG’s prior written consent, change its Processor, add terminals, change its financial institution or bank account, or take any other action that could have any adverse effect upon any Merchant’s obligations under this Agreement.
24.    Change of Name or Location. Each Merchant represents, warrants, and covenants that it will not conduct its business under any name other than as disclosed to MFG or change any place(s) of its business without giving prior written notice to MFG.
25.    No Bankruptcy. Each Merchant represents, warrants, and covenants that as of the date of this Agreement, it does not contemplate and has not filed any petition for bankruptcy protection under Title 11 of the United States Code and there has been no involuntary petition brought or pending against any Merchant. Each Merchant further warrants that it does not anticipate filing any such bankruptcy petition and it does not anticipate that an involuntary petition will be filed against it.
26.    Unencumbered Receivables. Each Merchant represents, warrants, and covenants that it has good, complete, and marketable title to all Receivables, free and clear of any and all liabilities, liens, claims, changes, restrictions, conditions, options, rights, mortgages, security interests, equities, pledges, and

I have read and agree to the terms and conditions set forth above:

/s/ Christopher Meinerz

Name and Title: CHRISTOPHER JOHN MEINERZ, CFO Date: 11/08/2023

encumbrances of any kind or nature whatsoever or any other rights or interests that may be inconsistent with this Agreement or adverse to the interests of MFG, other than any for which MFG has actual or constructive knowledge or inquiry notice as of the date of this Agreement.
27.    Stacking. Each Merchant represents, warrants, and covenants that it will not enter into with any party other than MFG any arrangement, agreement, or commitment that relates to or involves the Receivables, whether in the form of a purchase of, a loan against, collateral against, or the sale or purchase of credits against Receivables without the prior written consent of MFG.
28.    Business Purpose. Each Merchant represents, warrants, and covenants that it is a valid business in good standing under the laws of the jurisdictions in which it is organized and/or operates, and each Merchant is entering into this Agreement for business purposes and not as a consumer for personal, family, or household purposes.
29.    Security Interest. To secure each Merchant’s performance obligations to MFG under this Agreement and any future agreement with MFG, each Merchant hereby grants to MFG a security interest in collateral (the “Collateral”), that is defined as collectively: (a) all accounts, including without limitation, all deposit accounts, accounts-receivable, and other receivables, as those terms are defined by Article 9 of the Uniform Commercial Code (the “UCC”), now or hereafter owned or acquired by any Merchant; and (b) all proceeds, as that term is defined by Article 9 of the UCC. The parties acknowledge and agree that any security interest granted to MFG under any other agreement between any Merchant or Guarantor and MFG (the “Cross-Collateral”) will secure the obligations hereunder and under this Agreement. Negative Pledge: Each Merchant agrees not to create, incur, assume, or permit to exist, directly or indirectly, any lien on or with respect to any of the Collateral or the Cross-Collateral, as applicable.
Each Merchant agrees to execute any documents or take any action in connection with this Agreement as MFG deems necessary to perfect or maintain MFG’s first priority security interest in the Collateral and the Cross-Collateral, including the execution of any account control agreements. Each Merchant hereby authorizes MFG to file any financing statements deemed necessary by MFG to perfect or maintain MFG’s security interest, which financing statements may contain notification that each Merchant has granted a negative pledge to MFG with respect to the Collateral and the Cross-Collateral, and that any subsequent lienor may be tortiously interfering with MFG’s rights. Each Merchant shall be liable for and MFG may charge and collect all costs and expenses, including but not limited to attorney fees, which may be incurred by MFG in protecting, preserving, and enforcing MFG’s security interest and rights. Each Merchant further acknowledges that MFG may use another legal name and/or D/B/A or an agent when designating the Secured Party when MFG files the above-referenced financing statement(s).
30.    Events of Default. An “Event of Default” may be considered to have taken place if any of the following occur:
(1)    Any representation or warranty by any Merchant to MFG proves to have been made intentionally false or misleading in any material respect when made;
(2)    Any Merchant causes any ACH debit to the Account by MFG to be blocked or stopped without providing any advance written notice to MFG with an alternative method for MFG to collect the blocked or stopped payment, which notice may be given by e-mail to info@megedfunding.com;
(3)    Any Merchant intentionally prevents MFG from collecting any part of the Receivables Purchased Amount; or
(4)    Any Merchant causes any ACH debit to the Account by any person or entity other than MFG to be stopped or otherwise returned that would result in an ACH Return Code of R08, R10, or R29 and that Merchant does not within two business days thereafter provide MFG with written notice thereof explaining why that Merchant caused the ACH debit to be stopped or otherwise returned, which notice may be given by e-mail to info@megedfunding.com.
31.    Remedies. In case any Event of Default occurs and is not waived, MFG may proceed to protect and enforce its rights or remedies by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement, or other provision contained herein, or to enforce the discharge of each Merchant’s obligations hereunder, or any other legal or equitable right or remedy. All rights, powers, and remedies of MFG in connection with this Agreement, including each Protection listed in Section 16, may be

I have read and agree to the terms and conditions set forth above:

/s/ Christopher Meinerz

Name and Title: CHRISTOPHER JOHN MEINERZ, CFO Date: 11/08/2023

exercised at any time by MFG after the occurrence of an Event of Default, are cumulative and not exclusive, and will be in addition to any other rights, powers, or remedies provided by law or equity. In case any Event of Default occurs and is not waived, MFG may elect that Merchant(s) be required to pay to MFG 25% of the unpaid balance of the Receivables Purchased Amount as liquidated damages for any reasonable expenses incurred by MFG in connection with recovering the unpaid balance of the Receivables Purchased Amount (“Reasonable Expenses”) and all Merchant(s) and all Guarantor(s) agree that the Reasonable Expenses bear a reasonable relationship to MFG’s actual expenses incurred in connection with recovering the unpaid balance of the Receivables Purchased Amount.
32.    Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, except that Merchant(s) shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of MFG, which consent may be withheld in MFG’s sole discretion. MFG may assign, transfer, or sell its rights under this Agreement, including, without limitation, its rights to receive the Receivables Purchased Amount, and its rights under Section 29 of this Agreement, the Guarantee, and any other agreement, instrument, or document executed in connection with the transactions contemplated by this Agreement (a “Related Agreement”), or delegate its duties hereunder or thereunder, either in whole or in part. From and after the effective date of any such assignment or transfer by MFG, whether or not any Merchant has actual notice thereof, this Agreement and each Related Agreement shall be deemed amended and modified (without the need for any further action on the part of any Merchant or MFG) such that the assignee shall be deemed a party to this Agreement and any such Related Agreement and, to the extent provided in the assignment document between MFG and such assignee (the “Assignment Agreement”), have the rights and obligations of MFG under this Agreement and such Related Agreements with respect to the portion of the Receivables Purchased Amount set forth in such Assignment Agreement, including but not limited to rights in the Receivables, Collateral and Additional Collateral, the benefit of each Guarantor’s guaranty regarding the full and prompt performance of every obligation that is a subject of the Guarantee, MFG’s rights under Section 16 of this Agreement (Protections Against Default), and to receive damages from any Merchant following a breach of this Agreement by any Merchant. In connection with such assignment, MFG may disclose all information that MFG has relating to any Merchant or its business. Each Merchant agrees to acknowledge any such assignment in writing upon MFG’s request.
33.    Notices. All notices, requests, consents, demands, and other communications hereunder shall be delivered by certified mail, return receipt requested, or by overnight delivery with signature confirmation to the respective parties to this Agreement at their addresses set forth in this Agreement and shall become effective only upon receipt. Written notice may also be given to any Merchant or Guarantor by e-mail to the E-mail Address listed on the first page of this Agreement or by text message to the Phone Number listed on the first page of this Agreement if that phone number is for a mobile phone. Each Merchant and each Guarantor must set its spam or junk mail filter to accept e-mails sent by info@megedfunding.com and its domain. This Section is not applicable to service of process or notices in any legal proceedings.
34.    Choice of Law. Each Merchant acknowledges and agrees that this Agreement was made in the State of New York, that the Purchase Price is being paid by MFG in the State of New York, that the Receivables Purchased Amount is being delivered to MFG in the State of New York, and that the State of New York has a reasonable relationship to the transactions encompassed by this Agreement. This Agreement, any dispute or claim relating hereto, whether sounding in contract, tort, law, equity, or otherwise, the relationship between MFG and each Merchant, and the relationship between MFG and each Guarantor will be governed by and construed in accordance with the laws of the State of New York, without regard to any applicable principles of conflict of laws. Each Merchant agrees that the provisions of Chapter 22.1 of Title 6.2 of the Virginia Code are not applicable to this Agreement unless a merchant has a principal place of business located in the Commonwealth of Virginia and there is no applicable exemption to the statute. Each Merchant agrees that the provisions of Division 9.5 of the California Financial Code are not applicable to this Agreement if no Business Address listed on the first page of this Agreement or in any addendum hereto is located in the State of California or if there is any applicable exemption to the statute. Each Merchant agrees that the provisions of Chapter 27 of Title 7 of the Utah Code are not applicable to this Agreement if the transactions contemplated by this Agreement are not consummated in the State of Utah. Each Merchant agrees that the provisions of Part XIII of chapter 559, Florida Statutes are not applicable to this Agreement if no Business Address listed on the first page of this Agreement or in any addendum hereto is located in the State of Florida or if there is any

I have read and agree to the terms and conditions set forth above:

/s/ Christopher Meinerz

Name and Title: CHRISTOPHER JOHN MEINERZ, CFO Date: 11/08/2023

applicable exemption to the statute. Each Merchant agrees that the provisions of Article 8 of the New York Financial Services Law and Part 600, Title 23 of the New York Codes, Rules and Regulations are not applicable to this Agreement if no Business Address listed on the first page of this Agreement or in any addendum hereto is located in the State of New York or if there is any applicable exemption to the statute.
35.    Venue and Forum Selection. Any litigation relating to this Agreement, whether sounding in contract, tort, law, equity, or otherwise, or involving MFG on one side and any Merchant or any Guarantor on the other must be commenced and maintained in any court located in the Counties of Kings, Nassau, New York, or Sullivan in the State of New York (the “Acceptable Forums”). The parties agree that the Acceptable Forums are convenient, submit to the jurisdiction of the Acceptable Forums, and waive any and all objections to the jurisdiction or venue of the Acceptable Forums. If any litigation is initiated in any other venue or forum, the parties waive any right to oppose any motion or application made by any party to transfer such litigation to an Acceptable Forum. Notwithstanding any provision in this Agreement to the contrary, in addition to the Acceptable Forums, any litigation against any Merchant or Guarantor may be commenced and maintained in any other court that would otherwise be of competent jurisdiction, and each Merchant and each Guarantor agree that those courts are convenient, submit to the jurisdiction of those courts, waive any and all objections to the jurisdiction or venue of those courts, and may oppose any motion or application made by any party to transfer any such litigation to an Acceptable Forum. Notwithstanding any provision in this Agreement to the contrary, each Merchant and each Guarantor waives the right to remove to federal court any litigation commenced against it by MFG in a state court.
36.    Jury Waiver. The parties agree to waive trial by jury in any dispute between them.
37.    Counterclaim Waiver. In any litigation or arbitration commenced by MFG, each Merchant and each Guarantor will not be permitted to interpose any counterclaim.
38.    Statutes of Limitations. Each Merchant and each Guarantor agree that any claim, whether sounding in contract, tort, law, equity, or otherwise, that is not asserted against MFG within one year after its accrual will be time barred. Notwithstanding any provision in this Agreement to the contrary, each Merchant and each Guarantor agree that any objection by any of them to the jurisdiction of an arbitrator or to the arbitrability of the dispute and any application made by any of them to stay an arbitration initiated against any of them by MFG will be time barred if made more than 20 days after receipt of the demand for arbitration.
39.    Costs and Legal Fees. If an Event of Default occurs or MFG prevails in any litigation or arbitration with any Merchant or any Guarantor, then each Merchant and each Guarantor must pay MFG’s reasonable attorney fees, which may include a contingency fee of up to 40% of the amount claimed, as well as administrative or filing fees and arbitrator compensation in any arbitration, expert witness fees, and costs of suit.
40.    Prejudgment and Postjudgment Interest. If MFG becomes entitled to the entry of a judgment against any Merchant or any Guarantor, then MFG will be entitled to the recovery of prejudgment interest at a rate of 24% per annum (or 16% per annum if any Merchant is a sole proprietorship), or the maximum rate permitted by applicable law if less, and upon entry of any such judgment, it will accrue interest at a postjudgment rate of 24% per annum (or 16% per annum if any Merchant is a sole proprietorship), or the maximum rate permitted by applicable law if less, which rate will govern over the statutory rate of interest up until actual satisfaction of the judgment.
41.    Class Action Waiver. MFG, each Merchant, and each Guarantor agree that they may bring claims against each other relating to this Agreement only in their individual capacities, and not as a plaintiff or class action member in any purported class or representative proceedings.
42.    Arbitration. Any action or dispute, whether sounding in contract, tort, law, equity, or otherwise, relating to this Agreement or involving MFG on one side and any Merchant or any Guarantor on the other, including, but not limited to issues of arbitrability, and including, without limitation, any action or dispute that predates this Agreement, will, at the option of any party to such action or dispute, be determined by arbitration in the State of New York. A judgment of the court shall be entered upon the award made pursuant to the

I have read and agree to the terms and conditions set forth above:

/s/ Christopher Meinerz

Name and Title: CHRISTOPHER JOHN MEINERZ, CFO Date: 11/08/2023

arbitration. The arbitration will be administered either by the American Arbitration Association under its Commercial Arbitration Rules as are in effect at that time, which rules are available at www.adr.org, by Arbitration Services, Inc. under its Commercial Arbitration Rules as are in effect at that time, which rules are available at www.arbitrationservicesinc.com, by JAMS under its Streamlined Arbitration Rules & Procedures as are in effect at that time, which rules are available at www.jamsadr.com, by Mediation And Civil Arbitration, Inc. under its Commercial Arbitration Rules as are in effect at that time, which rules are available at www.mcarbitration.org, or by Resolute Systems, LLC under its Commercial Arbitration Rules as are in effect at that time, which rules are available at www.resolutesystems.com. Once an arbitration is initiated with one of these arbitration forums, it must be maintained exclusively before that arbitration forum and no other arbitration forum specified herein may be used. As a prerequisite to making a motion to compel arbitration in any litigation, the party making the motion must first file a demand for arbitration with the chosen arbitration tribunal and pay all required filing and/or administrative fees. If the American Arbitration Association is selected, then notwithstanding any provision to the contrary in its Commercial Arbitration Rules, the Expedited Procedures will always apply and its Procedures for Large, Complex Commercial Disputes will not apply. Notwithstanding any provision to the contrary in the arbitration rules of the arbitration forum selected, the arbitration will be heard by one arbitrator and not by a panel of arbitrators, any arbitration hearing relating to this Agreement must be held in the Counties of Nassau, New York, Queens, or Kings in the State of New York, any party, representative, or witness in an arbitration hearing will be permitted to attend, participate, and testify remotely by telephone or video conferencing, and the arbitrator appointed will not be required to be a national of a country other than that of the parties to the arbitration.
Each Merchant acknowledges and agrees that this Agreement is the product of communications conducted by telephone and the Internet, which are instrumentalities of interstate commerce, that the transactions contemplated under this Agreement will be made by wire transfer and ACH, which are also instrumentalities of interstate commerce, and that this Agreement therefore evidences a transaction affecting interstate commerce. Accordingly, notwithstanding any provision to the contrary in this Agreement or the arbitration rules of the arbitration forum, all matters of arbitration relating to this Agreement will be governed by and construed in accordance with the provisions of the Federal Arbitration Act, codified as Title 9 of the United States Code, however any application for injunctive relief in aid of arbitration or to confirm an arbitration award may be made under Article 75 of the New York Civil Practice Law and Rules or the laws of the jurisdiction in which the application is made, and the application will be governed by and construed in accordance with the laws under which the application is made, without regard to any applicable principles of conflict of laws. Any employee, agent, attorney, member, manager, officer, subsidiary, affiliate entity, successor, or assign of MFG may elect to have any action or dispute with any Merchant or any Guarantor determined by arbitration as if that employee, agent, attorney, member, manager, officer, subsidiary, affiliate entity, successor, or assign of MFG was a party to the arbitration agreement contained herein. Any party to a lawsuit in which MFG and any Merchant or any Guarantor are parties may elect to have the matter determined by arbitration as if that party was a party to the arbitration agreement contained herein.
43.    Service of Process. Each Merchant and each Guarantor consent to service of process and legal notices made by First Class or Priority Mail delivered by the United States Postal Service and addressed to the Contact Address set forth on the first page of this Agreement or any other address(es) provided in writing to MFG by any Merchant or any Guarantor, and unless applicable law or rules provide otherwise, any such service will be deemed complete upon dispatch. Each Merchant and each Guarantor also consent to service of process and legal notices made by e-mail to the E-mail Address set forth on the first page of this Agreement or any other e-mail address(es) provided in writing to MFG by any Merchant or any Guarantor, and unless applicable law or rules provide otherwise, any such service will be deemed complete upon dispatch. Each Merchant and each Guarantor agrees that it will be precluded from asserting that it did not receive service of process or any other notice mailed to the Contact Address set forth on the first page of this Agreement or e-mailed to the E-mail Address set forth on the first page of this Agreement if it does not furnish a certified mail return receipt signed by MFG demonstrating that MFG was provided with notice of a change in the Contact Address or the E-mail Address.
44.    Survival of Representations, etc. All representations, warranties, and covenants herein shall survive the execution and delivery of this Agreement and shall continue in full force until all obligations under this Agreement shall have been satisfied in full and this Agreement shall have terminated unless specified otherwise in this Agreement.

I have read and agree to the terms and conditions set forth above:

/s/ Christopher Meinerz

Name and Title: CHRISTOPHER JOHN MEINERZ, CFO Date: 11/08/2023

45.    Waiver. No failure on the part of MFG to exercise, and no delay in exercising, any right under this Agreement, shall operate as a waiver thereof, nor shall any single or partial exercise of any right under this Agreement preclude any other or further exercise thereof or the exercise of any other right. The remedies provided hereunder are cumulative and not exclusive of any remedies provided by law or equity.
46.    Independent Sales Organizations/Brokers. Each Merchant and each Guarantor acknowledge that it may have been introduced to MFG by or received assistance in entering into this Agreement or its Guarantee from an independent sales organization or broker (“ISO”). Each Merchant and each Guarantor agree that any ISO is separate from and is not an agent or representative of MFG. Each Merchant and each Guarantor acknowledge that MFG is not bound by any promises or agreements made by any ISO that are not contained within this Agreement. Each Merchant and each Guarantor exculpate from liability and agree to hold harmless and indemnify MFG and its officers, directors, members, shareholders, employees, and agents from and against all losses, damages, claims, liabilities, and expenses (including reasonable attorney and expert fees) incurred by any Merchant or any Guarantor resulting from any act or omission by any ISO. Each Merchant and each Guarantor acknowledge that any fee that they paid to any ISO for its services is separate and apart from any payment under this Agreement. Each Merchant and each Guarantor acknowledge that MFG does not in any way require the use of an ISO and that any fees charged by any ISO are not required as a condition or incident to this Agreement.
47.    Modifications; Agreements. No modification, amendment, waiver, or consent of any provision of this Agreement shall be effective unless the same shall be in writing and signed by all parties.
48.    Severability. If any provision of this Agreement is deemed invalid or unenforceable as written, it will be construed, to the greatest extent possible, in a manner which will render it valid and enforceable, and any limitation on the scope or duration of any such provision necessary to make it valid and enforceable will be deemed to be part thereof. If any provision of this Agreement is deemed void, all other provisions will remain in effect.
49.    Headings. Headings of the various articles and/or sections of this Agreement are for convenience only and do not necessarily define, limit, describe, or construe the contents of such articles or sections.
50.    Attorney Review; No Construction Against MFG. Each Merchant acknowledges that it has had an opportunity to review this Agreement and all addenda with counsel of its choosing before signing the documents or has chosen not to avail itself of the opportunity to do so. This Agreement will be construed without regard to the party or parties responsible for the preparation of same and will be deemed as prepared jointly by MFG and each Merchant. Any ambiguity or uncertainty in this Agreement will not be interpreted or construed against any party.
51.    Entire Agreement. This Agreement, inclusive of all addenda, if any, executed simultaneously herewith constitutes the full understanding of the parties to the transaction herein and may not be amended, modified, or canceled except in writing signed by all parties. Should there arise any conflict between this Agreement and any other document preceding it, this Agreement will govern.
52.    Counterparts; Fax and Electronic Signatures. This Agreement may be executed electronically and in counterparts. Facsimile and electronic copies of this Agreement will have the full force and effect of an original.
EACH UNDERSIGNED HEREBY ACCEPTS THE TERMS OF THIS AGREEMENT

I have read and agree to the terms and conditions set forth above:

/s/ Christopher Meinerz

Name and Title: CHRISTOPHER JOHN MEINERZ, CFO Date: 11/08/2023

FOR THE MERCHANT/OWNER (#1)

CHRISTOPHER JOHN MEINERZ		CFO	/s/ Christopher Meinerz

Print Name		Title	Signature

SS#:	000-00-0000	Driver License Number:

FOR THE MERCHANT/OWNER (#2)

Print Name		Title	Signature

SS#:		Driver License Number:

Approved for Meged Funding Group by:

I have read and agree to the terms and conditions set forth above:

/s/ Christopher Meinerz

Name and Title: CHRISTOPHER JOHN MEINERZ, CFO Date: 11/08/2023

GUARANTEE
G1. Guarantee of Performance. This is a guaranty of performance, dated 11/08/2023, of the Standard Merchant Cash Advance Agreement, dated 11/08/2023 (“Agreement”), inclusive of all addenda, if any, executed simultaneously therewith, by and between Meged Funding Group (“MFG”) and Alpine 4 Holdings, Inc. (“Merchant”). Each undersigned Guarantor hereby guarantees each Merchant’s performance of all of the representations, warranties, and covenants made by each Merchant to MFG in the Agreement, inclusive of all addenda, if any, executed simultaneously herewith, as the Agreement may be renewed, amended, extended, or otherwise modified (the “Guaranteed Obligations”). Each Guarantor’s obligations are due at the time of any breach by any Merchant of any representation, warranty, or covenant made by any Merchant in the Agreement.
G2. Communications. MFG may use automated telephone dialing, text messaging systems, and e-mail to provide messages to Guarantor(s) about Merchant(s)’s account. Telephone messages may be played by a machine automatically when the telephone is answered, whether answered by an Owner, a Guarantor, or someone else. These messages may also be recorded by the recipient’s answering machine or voice mail. Each Guarantor gives MFG permission to call or send a text message to any telephone number given to MFG in connection with this Agreement and to play pre-recorded messages and/or send text messages with information about this Agreement and/or any Merchant’s account over the phone. Each Guarantor also gives MFG permission to communicate such information to them by e-mail. Each Guarantor agrees that MFG will not be liable to any of them for any such calls or electronic communications, even if information is communicated to an unintended recipient. Each Guarantor acknowledges that when they receive such calls or electronic communications, they may incur a charge from the company that provides them with telecommunications, wireless, and/or Internet services, and that MFG has no liability for any such charges.
G3. Guarantor Waivers. If any Event of Default takes place under the Agreement, then MFG may enforce its rights under this Guarantee without first seeking to obtain payment from any Merchant, any other guarantor, or any Collateral or Cross-Collateral MFG may hold pursuant to this Guarantee or any other agreement or guarantee. MFG does not have to notify any Guarantor of any of the following events and Guarantor(s) will not be released from its obligations under this Guarantee even if it is not notified of: (i) any Merchant’s failure to pay timely any amount owed under the Agreement; (ii) any adverse change in any Merchant’s financial condition or business; (iii) any sale or other disposition of any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations; (iv) MFG’s acceptance of the Agreement with any Merchant; and (v) any renewal, extension, or other modification of the Agreement or any Merchant’s other obligations to MFG. In addition, MFG may take any of the following actions without releasing any Guarantor from any obligations under this Guarantee: (i) renew, extend, or otherwise modify the Agreement or any Merchant’s other obligations to MFG; (ii) if there is more than one Merchant, release a Merchant from its obligations to MFG such that at least one Merchant remains obligated to MFG; (iii) sell, release, impair, waive, or otherwise fail to realize upon any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations; and (iv) foreclose on any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations in a manner that impairs or precludes the right of Guarantor to obtain reimbursement for payment under the Agreement. Until the Receivables Purchased Amount and each Merchant’s other obligations to MFG under the Agreement and this Guarantee are paid in full, each Guarantor shall not seek reimbursement from any Merchant or any other guarantor for any amounts paid by it under the Agreement. Each Guarantor permanently waives and shall not seek to exercise any of the following rights that it may have against any Merchant, any other guarantor, or any collateral provided by any Merchant or any other guarantor, for any amounts paid by it or acts performed by it under this Guarantee: (i) subrogation; (ii) reimbursement; (iii) performance; (iv) indemnification; or (v) contribution.
G4. Joint and Several Liability. The obligations hereunder of the persons or entities constituting each Guarantor under this Guarantee are joint and several.
G5. Choice of Law. Each Guarantor acknowledges and agrees that the Agreement and this Guarantee were made in the State of New York, that the Purchase Price is being paid by MFG in the State of New York, that the Receivables Purchased Amount is being delivered to MFG in the State of New York, and that the State of New York has a reasonable relationship to the transactions encompassed by the Agreement and this Guarantee. The Agreement, this Guarantee, any dispute or claim relating to the Agreement or this Guarantee, whether sounding in contract, tort, law, equity, or otherwise, the relationship between MFG and

I have read and agree to the terms and conditions set forth above:

/s/ Christopher Meinerz

Name and Title: CHRISTOPHER JOHN MEINERZ, CFO Date: 11/08/2023

each Merchant, and the relationship between MFG and each Guarantor will be governed by and construed in accordance with the laws of the State of New York, without regard to any applicable principles of conflict of laws.
G6. Venue and Forum Selection. Any litigation, whether sounding in contract, tort, law, equity, or otherwise, relating to the Agreement or this Guarantee or involving MFG on one side and any Merchant or any Guarantor on the other must be commenced and maintained in any court located in the Counties of Kings, Nassau, New York, or Sullivan in the State of New York (the “Acceptable Forums”). The parties agree that the Acceptable Forums are convenient, submit to the jurisdiction of the Acceptable Forums, and waive any and all objections to the jurisdiction or venue of the Acceptable Forums. If any litigation is initiated in any other venue or forum, the parties waive any right to oppose any motion or application made by any party to transfer such litigation to an Acceptable Forum. Notwithstanding any provision in this Agreement to the contrary, in addition to the Acceptable Forums, any litigation against any Merchant or Guarantor may be commenced and maintained in any other court that would otherwise be of competent jurisdiction, and each Merchant and each Guarantor agree that those courts are convenient, submit to the jurisdiction of those courts, waive any and all objections to the jurisdiction or venue of those courts, and may oppose any motion or application made by any party to transfer any such litigation to an Acceptable Forum. Notwithstanding any provision in the Agreement or this Guarantee to the contrary, each Guarantor waives the right to remove to federal court any litigation commenced against it by MFG in a state court.
G7. Jury Waiver. Each Guarantor agrees to waive trial by jury in any dispute with MFG.
G8. Counterclaim Waiver. In any litigation or arbitration commenced by MFG, each Merchant and each Guarantor will not be permitted to interpose any counterclaim.
G9. Statutes of Limitations. Each Merchant and each Guarantor agree that any claim, whether sounding in contract, tort, law, equity, or otherwise, that is not asserted against MFG within one year of its accrual will be time barred. Notwithstanding any provision in the Agreement or this Guarantee to the contrary, each Merchant and each Guarantor agree that any application made by any of them to stay an arbitration initiated against any of them by MFG will be time barred if made more than 20 days after receipt of the demand for arbitration.
G10. Costs and Legal Fees. If an Event of Default occurs or MFG prevails in any litigation or arbitration with any Merchant or any Guarantor, then each Merchant and/or Guarantor must pay MFG’s reasonable attorney fees, which may include a contingency fee of up to 40% of the amount claimed, as well as administrative or filing fees and arbitrator compensation in any arbitration, expert witness fees, and costs of suit.
G11. Prejudgment and Postjudgment Interest. If MFG becomes entitled to the entry of a judgment against any Merchant or any Guarantor, then MFG will be entitled to the recovery of prejudgment interest at a rate of 24% per annum (or 16% per annum if any Merchant is a sole proprietorship), or the maximum rate permitted by applicable law if less, and upon entry of any such judgment, it will accrue interest at a postjudgment rate of 24% per annum (or 16% per annum if any Merchant is a sole proprietorship), or the maximum rate permitted by applicable law if less, which rate will govern over the statutory rate of interest up until actual satisfaction of the judgment.
G12. Class Action Waiver. MFG, each Merchant, and each Guarantor agree that they may bring claims against each other relating to this Agreement only in their individual capacities, and not as a plaintiff or class action member in any purported class or representative proceedings.
G13. Arbitration. Any action or dispute, whether sounding in contract, tort, law, equity, or otherwise, relating to the Agreement, this Guarantee, or involving MFG on one side and any Merchant or any Guarantor on the other, including, but not limited to issues of arbitrability, and including, without limitation, any action or dispute that predates this Guarantee, will, at the option of any party to such action or dispute, be determined by arbitration in the State of New York. A judgment of the court shall be entered upon the award made pursuant to the arbitration. The arbitration will be administered either by the American Arbitration Association under its Commercial Arbitration Rules as are in effect at that time, which rules are available at www.adr.org, by

I have read and agree to the terms and conditions set forth above:

/s/ Christopher Meinerz

Name and Title: CHRISTOPHER JOHN MEINERZ, CFO Date: 11/08/2023

Arbitration Services, Inc. under its Commercial Arbitration Rules as are in effect at that time, which rules are available at www.arbitrationservicesinc.com, by JAMS under its Streamlined Arbitration Rules & Procedures as are in effect at that time, which rules are available at www.jamsadr.com, by Mediation And Civil Arbitration, Inc. under its Commercial Arbitration Rules as are in effect at that time, which rules are available at www.mcarbitration.org, or by Resolute Systems, LLC under its Commercial Arbitration Rules as are in effect at that time, which rules are available at www.resolutesystems.com. Once an arbitration is initiated with one of these arbitration forums, it must be maintained exclusively before that arbitration forum and no other arbitration forum specified herein may be used. As a prerequisite to making a motion to compel arbitration in any litigation, the party making the motion must first file a demand for arbitration with the chosen arbitration tribunal and pay all required filing and/or administrative fees. If the American Arbitration association is selected, then notwithstanding any provision to the contrary in its Commercial Arbitration Rules, the Expedited Procedures will always apply and its Procedures for Large, Complex Commercial Disputes will never apply. Notwithstanding any provision to the contrary in the arbitration rules of the arbitration forum selected, the arbitration will be heard by one arbitrator and not by a panel of arbitrators, any arbitration relating to the Agreement or this Guarantee must be held in the Counties of Nassau, New York, Queens, or Kings in the State of New York, any party, representative, or witness in an arbitration hearing will be permitted to attend, participate, and testify remotely by telephone or video conferencing, and the arbitrator appointed will not be required to be a national of a country other than that of the parties to the arbitration.
Each Guarantor acknowledges and agrees that the Agreement and this Guarantee are the products of communications conducted by telephone and the Internet, which are instrumentalities of interstate commerce, that the transactions contemplated under the Agreement will be made by wire transfer and ACH, which are also instrumentalities of interstate commerce, and that the Agreement and this Guarantee therefore evidence a transaction affecting interstate commerce. Accordingly, notwithstanding any provision to the contrary in the Agreement, this Guarantee, or the arbitration rules of the arbitration forum, all matters of arbitration relating to the Agreement or this Guarantee will be governed by and construed in accordance with the provisions of the Federal Arbitration Act, codified as Title 9 of the United States Code, however any application for injunctive relief in aid of arbitration or to confirm an arbitration award may be made under Article 75 of the New York Civil Practice Law and Rules or the laws of the jurisdiction in which the application is made, and the application will be governed by and construed in accordance with the laws under which the application is made, without regard to any applicable principles of conflict of laws. Any employee, agent, attorney, member, manager, officer, subsidiary, affiliate entity, successor, or assign of MFG may elect to have any action or dispute with any Merchant or any Guarantor determined by arbitration as if that employee, agent, attorney, member, manager, officer, subsidiary, affiliate entity, successor, or assign of MFG was a party to the arbitration agreement contained herein. Any party to a lawsuit in which MFG and any Merchant or any Guarantor are parties may elect to have the matter determined by arbitration as if that party was a party to the arbitration agreement contained herein.
G14. Service of Process. Each Merchant and each Guarantor consent to service of process and legal notices made by First Class or Priority Mail delivered by the United States Postal Service and addressed to the Contact Address set forth on the first page of the Agreement or any other address(es) provided in writing to MFG by any Merchant or any Guarantor, and unless applicable law or rules provide otherwise, any such service will be deemed complete upon dispatch. Each Merchant and each Guarantor also consent to service of process and legal notices made by e-mail to the E-mail Address set forth on the first page of this Agreement or any other e-mail address(es) provided in writing to MFG by any Merchant or any Guarantor, and unless applicable law or rules provide otherwise, any such service will be deemed complete upon dispatch. Each Merchant and each Guarantor agrees that it will be precluded from asserting that it did not receive service of process or any other notice mailed to the Contact Address set forth on the first page of the Agreement or e-mailed to the E-mail Address set forth on the first page of the Agreement if it does not furnish a certified mail return receipt signed by MFG demonstrating that MFG was provided with notice of a change in the Contact Address or the E-mail Address.
G15. Severability. If any provision of this Guarantee is deemed invalid or unenforceable as written, it will be construed, to the greatest extent possible, in a manner which will render it valid and enforceable, and any limitation on the scope or duration of any such provision necessary to make it valid and enforceable will be deemed to be part thereof. If any provision of this Guarantee is deemed void, all other provisions will remain in effect.

I have read and agree to the terms and conditions set forth above:

/s/ Christopher Meinerz

Name and Title: CHRISTOPHER JOHN MEINERZ, CFO Date: 11/08/2023

G16. Survival. The provisions of Sections G2, G3, G4, G5, G6, G7, G8, G9, G10, G11, G12, G13, G14, G15, G16, G17, G18, G19, and G20 shall survive any termination of this Guarantee.
G17. Headings. Headings of the various articles and/or sections of this Guarantee are for convenience only and do not necessarily define, limit, describe, or construe the contents of such articles or sections.
G18. Attorney Review; No Construction Against MFG. Each Guarantor acknowledges that it has had an opportunity to review this Guarantee, the Agreement, and all addenda with counsel of its choosing before signing the documents or has chosen not to avail itself of the opportunity to do so. The Agreement and this Guarantee will be construed without regard to the party or parties responsible for the preparation of same and will be deemed as prepared jointly by MFG and each Merchant. Any ambiguity or uncertainty in the Agreement or this Guarantee will not be interpreted or construed against any party.
G19. Entire Agreement. This Guarantee, inclusive of all addenda, if any, executed simultaneously herewith may not be amended, modified, or canceled except in writing signed by all parties. Should there arise any conflict between this Guarantee and any other document preceding it, this Guarantee will govern.
G20. Counterparts; Fax and Electronic Signatures. This Guarantee may be executed electronically and in counterparts. Facsimile and electronic copies of this Guarantee will have the full force and effect of an original.
THE TERMS, DEFINITIONS, CONDITIONS AND INFORMATION SET FORTH IN THE “STANDARD MERCHANT CASH ADVANCE AGREEMENT”, INCLUDING THE “TERMS AND CONDITIONS”, ARE HEREBY INCORPORATED IN AND MADE A PART OF THIS GUARANTEE. CAPITALIZED TERMS NOT DEFINED IN THIS GUARANTEE SHALL HAVE THE MEANING SET FORTH IN THE STANDARD MERCHANT CASH ADVANCE AGREEMENT, INCLUDING THE TERMS AND CONDITIONS.
EACH UNDERSIGNED HEREBY ACCEPTS THE TERMS OF THIS GUARANTEE
GUARANTOR (#1)
Name of Guarantor #1:     Alpine 4 Holdings, Inc.
Type of Entity (if Guarantor #1 is not a person):   corporation
Guarantor #1’s Fed ID # (if Guarantor #1 is not a person) or SS# (if Guarantor #1 is a person): 000000000
Driver License Number (if Guarantor #1 is a person):
Contact Address:    City:     State:     Zip:
E-mail Address:     Phone Number:

By:	CHRISTOPHER JOHN MEINERZ	CFO

	(Print Name of Person Signing)	(Print Title if Guarantor #1 is Not a Person)	(Signature)

I have read and agree to the terms and conditions set forth above:

/s/ Christopher Meinerz

Name and Title: CHRISTOPHER JOHN MEINERZ, CFO Date: 11/08/2023

STANDARD MERCHANT CASH ADVANCE AGREEMENT
BANK INFORMATION
Dear Merchant,
We look forward to being your funding partner.
You authorize Meged Funding Group to collect the Receivables Purchased Amount under this Agreement by ACH debiting your bank account with the bank listed below.
Meged Funding Group will require viewing access to your bank account each business day.
Meged Funding Group will also require viewing access to your bank account, prior to funding, as part of our underwriting process.
Please fill out the form below with the information necessary to access your account.
* Be sure to indicate capital or lower case letters.

Name of Bank:	JPMORGAN CHASE

Name of account:	Alpine 4 Holdings, Inc.

Account number:

Routing number:

Bank Portal Website:	https ://www.chase.co

Username:

Password:

Security Question/Answer 1:	n/a

Security Question/Answer 2:	n/a

Security Question/Answer 3:

Any other information necessary to access your account:
If you have any questions please feel free to contact us directly at 888-966-3433.
I have read and agreed to the terms and conditions set forth above:

/s/ Christopher Meinerz

Name:	CHRISTOPHER JOHN MEINERZ	Name:

Title:	CFO	Title:	CFO

Date:	11/08/2023	Date:	11/08/2023

DECLARATION OF ORDINARY COURSE OF BUSINESS
Each undersigned hereby declares the following:
1.    I am duly authorized to sign the Standard Merchant Cash Advance Agreement (“Agreement”), dated 11/08/2023, between Meged Funding Group and Alpine 4 Holdings, Inc. (“Merchant”) on behalf of Merchant.
2.    This Declaration incorporates by reference the Agreement and every addendum to it.
3.    The reason that I am signing the Agreement is because I require capital for my business.
4.    I acknowledge that I am authorized to sign the Agreement and every addendum to it on behalf of each Merchant.
5.    I acknowledge that I had sufficient time to review the Agreement and every addendum to it before signing it.
6.    I acknowledge that I had an opportunity to seek legal advice from counsel of my choosing before signing the Agreement and every addendum to it.
7.    I acknowledge that each Merchant is entering into the Agreement voluntarily and without any coercion.
8.    I acknowledge that each Merchant is entering into the Agreement in the ordinary course of its business.
9.    I acknowledge that the payments to be made from any Merchant to Meged Funding Group under the Agreement are being made in the ordinary course of each Merchant’s business.
10.    I am aware of each Merchant’s right to request a reconciliation of the payments made under the Agreement at any time.

11.    I DECLARE UNDER PENALTY OF PERJURY THAT THE FOREGOING IS TRUE AND CORRECT.

Executed on	11/08/2023

(Date)

FOR THE MERCHANT/OWNER (#1)

By:	CHRISTOPHER JOHN MEINERZ	CFO	/s/ Christopher Meinerz
	(Print Name)	(Print Title)	(Signature)

FOR THE MERCHANT/OWNER (#2)

By:
	(Print Name)	(Print Title)	(Signature)

STANDARD MERCHANT CASH ADVANCE AGREEMENT
ADDENDUM M
MERCHANT LIST
This is an Addendum, dated 11/08/2023, to the Standard Merchant Cash Advance Agreement (“Agreement”) of Meged Funding Group (“MFG”), dated 11/08/2023. This Addendum incorporates the Agreement by reference. Each Contact Address set forth in this Addendum will be treated as if it is set forth as a Contact Address on Page 1 of the Agreement. The terms of this Addendum will control to the extent they conflict with any of the terms in the Agreement.
The following entities and/or sole proprietorships will be a Merchant under the Agreement in addition to any Merchant listed on Page 1 of the Agreement:

Merchant #1’s Legal Name:	Alpine 4 Holdings, Inc.

D/B/A:	Alpine 4

Type of Entity:	Corporation			Fed ID #:

Business Address:	2525 E ARIZONA BILTMORE CIR STE 237	City:	Phoenix	State:	AZ	Zip:	85016

Contact Address:		City:		State:		Zip:
FOR MERCHANT #1

By:	CHRISTOPHER JOHN MEINERZ, CFO	/s/ Christopher Meinerz

	(Print Name and Title)	(Signature)
FOR MERCHANT #2

Merchant #2’s Legal Name:	A4 CORPORATE SERVICES, LLC

D/B/A:	A4 CORPORATE SERVICES

Type of Entity:	Limited Liability Company	Fed ID #:

Business Address:	City:	State:	Zip:

Contact Address:	City:	State:	Zip:
FOR MERCHANT #2

By:	CHRISTOPHER JOHN MEINERZ, CFO	/s/ Christopher Meinerz

	(Print Name and Title)	(Signature)
1

FOR MERCHANT #3

Merchant #3’s Legal Name:	ALPINE 4 INC.

D/B/A:	ALPINE 4

Type of Entity:	Corporation		Fed ID #:

Business Address:		City:	State:	Zip:

Contact Address:		City:	State:	Zip:
FOR MERCHANT #3

By:	CHRISTOPHER JOHN MEINERZ, CFO	/s/ Christopher Meinerz

	(Print Name and Title)	(Signature)
FOR MERCHANT #4

Merchant #4’s Legal Name:	Excel Construction Services, LLC;

D/B/A:	Excel Construction Services

Type of Entity:	Limited Liability Company		Fed ID #:

Business Address:		City:	State:	Zip:

Contact Address:		City:	State:	Zip:
FOR MERCHANT #4

By:	CHRISTOPHER JOHN MEINERZ, CFO	/s/ Christopher Meinerz

	(Print Name and Title)	(Signature)
FOR MERCHANT #5

Merchant #5’s Legal Name:	Vayu (US), Inc.;

D/B/A:	Vayu (US)

Type of Entity:	Corporation		Fed ID #:

Business Address:		City:	State:	Zip:

Contact Address:		City:	State:	Zip:
FOR MERCHANT #5

By:	CHRISTOPHER JOHN MEINERZ, CFO	/s/ Christopher Meinerz

	(Print Name and Title)	(Signature)
2

FOR MERCHANT #6

Merchant #6’s Legal Name:	Identified Technologies Corp.;

D/B/A:	Identified Technologies

Type of Entity:	Corporation		Fed ID #:

Business Address:		City:	State:	Zip:

Contact Address:		City:	State:	Zip:
FOR MERCHANT #6

By:	CHRISTOPHER JOHN MEINERZ, CFO	/s/ Christopher Meinerz

	(Print Name and Title)	(Signature)
FOR MERCHANT #7

Merchant #7’s Legal Name:	Elecjet Corp.;

D/B/A:	Elecjet

Type of Entity:	Corporation		Fed ID #:

Business Address:		City:	State:	Zip:

Contact Address:		City:	State:	Zip:
FOR MERCHANT #7

By:	CHRISTOPHER JOHN MEINERZ, CFO	/s/ Christopher Meinerz

	(Print Name and Title)	(Signature)
FOR MERCHANT #8

Merchant #8’s Legal Name:	Thermal Dynamics International, Inc.;

D/B/A:	Thermal Dynamics International

Type of Entity:	Corporation		Fed ID #:

Business Address:		City:	State:	Zip:

Contact Address:		City:	State:	Zip:
FOR MERCHANT #8

By:	CHRISTOPHER JOHN MEINERZ, CFO	/s/ Christopher Meinerz

	(Print Name and Title)	(Signature)
3

Emergency Contacts
4 valid emergency contacts are required to receive funding. Contacts will be verified.

Name:	Kent Wilson

Relation:	CEO

Phone Number:

Email Address:

Name:	Jeff Hail

Relation:	COO

Phone Number:

Email Address:

Name:

Relation:

Phone Number:

Email Address:

Name:

Relation:

Phone Number:

Email Address: